ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                     STRUCTURAL AND COLLATERAL TERM SHEET

                         $1,185,200,000 (Approximate)           February 8, 1999
                              COMM Mortgage Trust
                      Mortgage Pass-Through Certificates
                                Series 1999-C1


Approximate Securities Structure:
---------------------------------


                                           Expected     Expected
                           Approximate     Credit       Weighted       Expected
                          Face/Notional    Support     Average Life    Payment
Class   Expected Rating    Amount(MM)     (% of UPB)     (years)       Window
--------------------------------------------------------------------------------
Publicly Offered Classes

X        AAAr/AAA         $1,311.1 (a)
A1        AAA/AAA           $174.4          30.00%         5.00       4/99-12/07
A2        AAA/AAA            743.4          30.00          9.26      12/07-10/08
B          AA/AA              65.5          25.00          9.59      10/08-10/08
C           A/A               72.1          19.50          9.59      10/08-10/08
D         BBB/BBB             78.7          13.50          9.59      10/08-10/08
E        BBB-/BBB-            19.7          12.00          9.67      10/08-10/08
Privately Offered Classes(b)
-------------------------------------------------------------------------------
F            --                 --             --            --           --
G            --                 --             --            --           --
H            --                 --             --            --           --
J            --                 --             --            --           --
K            --                 --             --            --           --
     Total Securities:    $1,311.1
-------------------------------------------------------------------------------
(a)  Notional amount on interest only class.
(b)  Not offered hereby.


Co-Lead Mangers:               Deutsche Bank Securities (bookrunner)
                               Lehman Brothers
                               JP Morgan
Mortgage Loan Sellers:         German American Capital Corporation
                               Banc One Mortgage Capital Markets
Master Servicer                Banc One Mortgage Capital Markets
Special Servicer               Banc One Mortgage Capital Markets
Trustee:                       Lasalle National Bank
Fiscal Agent:                  ABN/AMRO
Launch:                        Early February
Pricing:                       Mid/Late February
Closing:                       Early March
Cut-Off Date:                  March 1, 1999
Distribution Date:             15th of each month, or following business day
                               (commencing April 1999)
Payment Delay:                 14 days
ERISA Eligible:                Classes A1, A2, X
SMMEA Eligible:                No
Structure:                     Sequential pay
Day Count:                     30/360
Tax Treatment:                 REMIC
Rated Final Distribution
Date:
Clean up Call:                 1%
Minimum Denominations:         Publicly offered classes except Class X; $50,000
                               Class X; $1,000,000
Delivery:                      DTC


KEY FEATURES:
--------------
-------------------------------------------------------------------------------

COLLATERAL FACTS:
-----------------
Initial Pool Balance:                                        $1,311,125,920
Number of Mortgage Loans:                                               221
Number of Mortgaged Properties:                                         272
Average Cut-Off Date Balance:                                    $5,932,696
Weighted Average Current Mortgage Rate:                               7.149%
Weighted Average U/W DSCR:                                             1.41x
Weighted Average Cut-Off Date LTV Ratio:                              71.32%
Weighted Average Remaining Term to Maturity (months):                 113.4
Weighted Average Remaining Amortization Term (months):                270.8
Weighted Average Seasoning (months):                                    6.6
Balloon Loans as % of Total:                                          26.65%
Ten Largest Loans as % of Total:                                      29.63%


TEN LARGEST LOANS
-----------------
Loan                                 Balance    % by UPB   LTV      DSCR      Property Type
--------------------------------------------------------------------------------------------
Neshaminy Mall                     60,000,000      4.58%  58.71%   1.92x     Anchoned Retail
JPI Portfolio                      58,800,000      4.48   76.58    1.20        Multifamily
Lasalle Office Portfolio           43,242,000      3.30   49.76    1.51          Office
Capital Automotive Portfolio       38,050,000      2.90   56.79    2.09      Specialty Retail
Columbia Office Center             35,018,169      2.67   70.32    1.29          Office
3665 N. First Street               34,639,734      2.64   74.49    1.38         Office
ElderTrust Meridian 6 Portfolio    32,827,463      2.50   74.95    1.60       Nursing Home
Prime Care Six Portfolio           29,819,346      2.27   79.10    1.39      Assisted Living
Blockbuster Distribution Center    29,349,944      2.24   77.65    1.25        Industrial
200 East 87th Street               26,829,956      2.05   74.12    1.23       Multifamily
   Total                         $388,576,612     29.63%  67.67%   1.53x
--------------------------------------------------------------------------------------------


SELECTED LOAN DATA:
--------------------

                         Number of               Cut-Off Date Balance
                         Mortgaged     ----------------------------------------
Geographic Distribution   Properties     (MM)     % by UPB       Wtd. Avg. DSCR
--------------------------------------------------------------------------------
California                    50      $241.9        18.45%         1.35x
Texas                         50       160.9        12.27          1.37
Florida                       16       141.1        10.76          1.33
New York                      21       121.4         9.26          1.38
Pennsylvania                  13       103.7         7.91          1.69
Other                        122       542.1        41.35          1.43x
                             ---       -----        -----
  Total Wtd. Avg.            272    $1,311.1       100.00%         1.41x
-------------------------------------------------------------------------------


                         Number of                 Cut-Off Date Balance
                         Mortgaged     ----------------------------------------
Property Type             Properties     (MM)       % by UPB     Wtd. Avg. DSCR
-------------------------------------------------------------------------------

Office                     72          $327.5          24.98%        1.36X
Multifamily                78           321.0          24.48         1.32
Anchored Retail            31           239.0          18.23         1.47
Industrial                 19            97.1           7.41         1.34
Unanchored Retail          25            69.5           5.30         1.38
Special Purpose            11            59.9           4.57         1.92
Nursing Home, skilled       8            46.1           3.52         1.54
Mixed Use                   6            45.3           3.45         1.28
Lodging                     8            40.7           3.10         1.52
Assisted Living Facility    3            23.3           1.78         1.29
Other                      11            41.7           3.18         1.42x
                          ---            ----           ----
Total/Wtd. Avg.           272        $1,311.1         100.00%        1.41x
-------------------------------------------------------------------------------



Prepayment Restrictions                (MM)     % by UPB     Wtd. Avg. DSCR
--------------------------------------------------------------------------
Lockout/Defeasance                 $1,240.9       94.64%        1.39
Lockout/Yield Maintenance              25.3        1.93         1.39
Lockout/Open                            0.9        0.07         2.01
Lockout/Yield Maintenance or           44.0        3.36         1.34
Defeasance (Borrower's choice)
--------------------------------------------------------------------------
Total/Wtd. Avg.                    $1.331.1      100.00%        1.41x
--------------------------------------------------------------------------



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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on
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therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with
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Securities Act of 1933, including in cases where the material does not pertain
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registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

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